Execution Version First Amendment FIRST AMENDMENT THIS FIRST AMENDMENT (this “Amendment”), dated as of July 28, 2026, amends the Credit Agreement dated as of November 4, 2025 by and among Trupanion, Inc., a Delaware corporation (“Trupanion”), Trupanion Managers USA, Inc., an Arizona corporation, Landspath, Inc., a Washington corporation (collectively, the “Borrowers”), PNC Bank, National Association, in its capacity as administrative agent for the Lenders party thereto (in such capacity, the “Administrative Agent”), the Guarantors party thereto and the Lenders party thereto (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement. WHEREAS, the Borrowers desires that the Credit Agreement be amended on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows: 1. AMENDMENTS. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows: (a) In Section 9.4 of the Credit Agreement, clause (d) is amended in its entirety to read as follows: (d) repurchases of Equity Interests of the Borrower pursuant to the Borrower’s Share Repurchase Authorization. (b) In Section 1.1 of the Credit Agreement, the definition of “Consolidated Fixed Charge Coverage Ratio” is amended in its entirety to read as follows: “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA to (b) the sum of, without duplication, (i) Consolidated Interest Expense to the extent paid in cash, (ii) the aggregate principal amount of all regularly scheduled redemptions or similar acquisitions for value of outstanding debt for borrowed money or regularly scheduled principal payments on debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 9.1 [Indebtedness], (iii) the aggregate amount of all non-financed cash Capital Expenditures (but excluding, for this purpose, any such expenditures made to restore, replace or rebuild assets to the condition of such assets immediately prior to any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, such assets to the extent such expenditures are made with insurance proceeds, condemnation awards or damage recovery proceeds relating to any such casualty, damage, taking, condemnation or similar proceeding), (iv) the aggregate amount of federal, state, local and foreign income taxes paid in cash and (v) the aggregate amount of all Restricted Payments paid in cash (other than (i) payments to

2 Trupanion and its Subsidiaries and (ii) up to $25,000,000 in the aggregate of repurchases of Equity Interests of the Borrower pursuant to the Borrower’s Share Repurchase Authorization from and after the First Amendment Effective Date (for the avoidance of doubt, once the $25,000,000 referenced in this clause (ii) has been utilized, the amount of all repurchases of Equity Interests shall be included in the Consolidated Fixed Charge Coverage Ratio)), in each case, of or by Trupanion and its Subsidiaries for the most recently completed Measurement Period. (c) Section 1.1 is hereby amended by adding the following definition in proper alphabetical order. “First Amendment Effective Date” means July 28, 2026. (d) Exhibit J to the Credit Agreement is hereby replaced with Exhibit J hereto. 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date that each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrowers and the Lenders. 2.1 Receipt of Documents. The Administrative Agent shall have received this Amendment duly executed by Trupanion, the Administrative Agent, and the Required Lenders. 2.2 Costs and Expenses. Payment by Borrowers of all reasonable out-of-pocket expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent) owing in accordance with Section 12.3 of the Credit Agreement. 2.3 Compliance with Warranties, No Default, etc. After giving effect to this Amendment, the following statements by the Loan Parties shall be true and correct (and Trupanion, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times): (a) each of the representations and warranties contained in Article 6 of the Credit Agreement and in the other Loan Documents qualified as to materiality shall be true and correct and those not so qualified shall be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event such representations and warranties shall be true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Section 6.6 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 8.11(a) or (b) of the Credit Agreement; (b) no Potential Default or Event of Default has occurred and is continuing; (c) no Material Adverse Change shall have occurred since the date of the last audited financial statements of Trupanion delivered to the Administrative Agent; (d) this Amendment has been duly authorized, validly executed and delivered by Trupanion, and (b) constitutes, or will constitute, legal, valid and binding obligations of each

3 Loan Party, enforceable against each Loan Party in accordance with its terms, subject to Debtor Relief Law, except as such enforceability may be limited by Debtor Relief Laws, by general principles of equity and principles of good faith and fair dealing; and (e) neither the execution and delivery of this Amendment by Trupanion nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by it will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (b) any Law or any Material Contract or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject or by which it is affected, in each case, in any material respect, or result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents). 3. MISCELLANEOUS. 3.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby. Each other Loan Document is hereby ratified, approved and confirmed in each and every respect. Except as expressly modified in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, as heretofore amended, shall remain unchanged and in full force and effect. 3.2 Headings. Section headings herein are included for convenience and shall not affect the interpretation of this Amendment. 3.3 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. 3.4 Incorporation of Credit Agreement Provisions. The provisions of Sections 1.2, 12.6 and 12.11 of the Credit Agreement are incorporated herein by reference as if fully set forth herein, mutatis mutandis. [Signature Pages Follow]

First Amendment IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. TRUPANION, INC. By: /s/ Wei Li Name: Wei Li Title: SVP, Finance and Corporate Controller

First Amendment PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent By: /s/ Srisupen Andersen Name: Srisupen Andersen Title: SVP